SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MAM SOFTWARE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 .

(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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Maple Park, Maple Court

Barnsley, UK S75 3DP

011 44 1244 311794

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December [_*_], 2016.

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at: www.mamsoftware.com/usa/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER [_*_], 2016.

To the Stockholders of MAM Software Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of MAM Software Group, Inc., a Delaware corporation (the “Company”), will be held on December [_*_], 2016 at 9:30 a.m. (Eastern Standard Time) at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 875 Third Avenue, 9th Floor, New York, NY 10022, for the following purposes:

1.       To elect five (5) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.       To consider and vote on a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2017 (“Proposal No. 2”);

3.       To consider and vote on a proposal to approve the establishment of the Company’s 2017 Equity Incentive Plan (“Proposal No. 3”);

4.       To hold a non-binding advisory vote on compensation of our named executive officers, as disclosed in this proxy statement (“Proposal No. 4”);

5.       To hold a non-binding advisory vote on whether a non-binding advisory vote to approve the compensation of our named executive officers should be held every one, two or three years. (“Proposal No. 5”); and

6.       To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.0001 par value per share (the “Common Stock”), at the close of business on October 24, 2016 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

A copy of our Annual Report to Stockholders on Form 10-K for the year ended June 30, 2016, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Barnsley, UK	By Order of the Board of Directors,

October [_*_], 2016	/s/ Michael G. Jamieson
MICHAEL G. JAMIESON
Chief Executive Officer

TABLE OF CONTENTS

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS	1

Information Concerning the Proxy Materials and the Annual Meeting	1

Voting Procedures and Vote Required	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

ELECTION OF DIRECTORS (Proposal No. 1)	5

CORPORATE GOVERNANCE	7

Board of Directors	7

Director Independence	7

Board Meetings and Attendance	7

Annual Meeting Attendance	7

Stockholder Communications with the Board	7

Board Committees	7

Family Relationships	8

Involvement in Certain Legal Proceedings	8

Leadership Structure of the Board	8

Risk Oversight	8

Code of Ethics	9

DIRECTOR COMPENSATION FOR FISCAL 2016	10

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	11

EXECUTIVE COMPENSATION	12

Compensation Discussion and Analysis	12

Summary Compensation Table for Fiscal Years 2016 and 2015	14

Employment Agreements	15

Severance Benefits	18

Retirement Plans	18

Change in Control	18

Other Compensation	18

i

Outstanding Equity Awards at 2016 Fiscal Year End	18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	19

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	19

COMPENSATION COMMITTEE REPORT	20

AUDIT COMMITTEE REPORT	21

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	22

POLICY ON AUDIT COMMITTEE	22

REQUIRED VOTE	22

APPROVAL OF THE ESTABLISHMENT OF THE 2017 MAM SOFTWARE GROUP, INC. EQUITY INCENTIVE PLAN (Proposal No. 3)	23

ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal No. 4)	28

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal No. 5)	29

EFFECTS ON ADVISORY VOTE	29

REQUIRED VOTE	29

FUTURE STOCKHOLDER PROPOSALS	30

EXPENSES & SOLICITATION	30

OTHER BUSINESS	30

ADDITIONAL INFORMATION	30

AUDIT COMMITTEE CHARTER	A-1

COMPENSATION COMMITTEE CHARTER	B-1

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER	C-1

2017 EQUITY INCENTIVE PLAN	D-1

ii

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, MAM Software Group, Inc., a Delaware corporation, is referred to as “MAM,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders to be held at 9:30 a.m. (Eastern Standard Time) on December [_*_], 2016, at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 875 Third Avenue, 9th Floor, New York, NY 10022, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement, the enclosed proxy card, and the enclosed Annual Report to Stockholders on Form 10-K for the fiscal year ended June 30, 2016, which contains financial statements and other information of interest to stockholders, will be first mailed to stockholders on or about October [_*_], 2016.

Only stockholders of record as of the close of business on October [_*_], 2016 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of October [_*_], 2016, [12,276,715] shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal offices at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Michael Jamieson and Frederick Wasserman are named as attorneys-in-fact in the proxy. Mr. Jamieson is our Chief Executive Officer and is also a member of our Board of Directors. Mr. Wasserman is the Chairman. Mr. Jamieson or Mr. Wasserman will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board of Directors on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect five (5) members of our Board of Directors, each to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal; (ii) a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2017; (iii) a proposal to approve of the Company’s 2017 Equity Incentive Plan; (iv) a non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Proxy Statements; and (v) a non-binding advisory vote on whether a non-binding advisory vote to approve the compensation of our named executive officers should be held every one, two or three years. Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Jamieson and/or Mr. Wasserman will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any or all of the nominees for directors, or which contain one or more abstentions, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. None of the matters to be presented at the meeting will entitle any shareholder to dissenters’ rights.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting, if no voting instructions are indicated.

Vote Required for Election of Directors (Proposal 1). Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal 2). Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2017.

Vote Required for Ratification of Approval of the Company’s 2017 Equity Incentive Plan (Proposal 3). Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the establishment of the Company’s 2017 Equity Incentive Plan.

Vote Required for the Advisory Vote on Executive Compensation Proposal (Proposal 4). This Proposal is non-binding on the Company and our Board of Directors.

Vote Required for the Advisory Vote on Whether a Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers Should be Held Every One, Two or Three Years (Proposal 5). This Proposal is non-binding on the Company and our Board of Directors.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, 4, and 5, are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors, but with respect to any other proposal an abstention will operate to prevent the approval of such proposal to the same extent as a vote against such proposal.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Delivery of Documents to Security Holders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials, to the Company at MAM Software Group, Inc., c/o David Danovitch, 875 3rd Avenue – 9th Floor, New York, New York 10022.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October [_*_], 2016 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock. Unless otherwise identified, the address of our directors and officers is c/o MAM Software Group, Inc., Maple Park, Maple Court, Barnsley, UK S75 3DP.

	Amount and Nature of		Percent of Class of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock (1)
Wynnefield Persons (2) c/o Wynnefield Capital Inc. and Affiliates 450 Seventh Ave., Suite 509 New York, NY 10123	3,258,369	(3)	26.54%

Directors and Officers:

Michael Jamieson Chief Executive Officer	881,039	(4)	7.18%

Brian H. Callahan Chief Financial Officer	160,000	(5)	1.30%

Lee Broad Chief Technology Officer	238,533	(6)	1.94%

Frederick Wasserman, Chairman	133,221		1.09%

Dwight B. Mamanteo, Director	298,359		2.43%

Gerald M. Czarnecki, Director(7)	443,153		3.61%

Peter H. Kamin, Director	893,308		7.28%

W. Austin Lewis IV c/o Lewis Asset Management Corp. 500 5th Avenue Suite 2240 New York, NY 10110	1,813,096	(8)	14.77%

Directors and Officers as a group (8 persons)	4,860,709		39.59%

(1)

Based on a total of 12,276,715 shares of Common stock outstanding as of October [_*_], 2016. In accordance with Securities and Exchange Commission rules, each person’s percentage interest is calculated by dividing the number of shares that person owns by the sum of (a) the total number of shares outstanding as of October [_*_], 2016 plus (b) the number of shares such person has the right to acquire within sixty (60) days of October [_*_], 2016.

(2)

Comprised of Wynnefield Partners Small Cap Value, LP (“Wynnefield Partners”) and Wynnefield Partners Small Cap Value LP I (“Wynnefield Partners I”), and the general partner of each of these entities, Wynnefield Capital Management, LLC (“Wynnefield LLC”); Wynnefield Small Cap Value Offshore Fund Ltd. (“Wynnefield Offshore”) and its investment manager, Wynnefield Capital, Inc. (“Wynnefield Capital”); Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan (the “Plan”); Nelson Obus, who serves as principal and co-managing member of Wynnefield Capital Management, LLC, principal executive officer of Wynnefield Capital, Inc. and Joshua H. Landes, who serves as principal and co-managing member of Wynnefield Capital Management, LLC and executive officer of Wynnefield Capital, Inc. (collectively, the “Wynnefield Persons”). Dwight Mamanteo, one of the Company’s directors, is an investment analyst with Wynnefield Capital. Mr. Mamanteo exercises neither voting nor dispositive control over the shares beneficially owned by Wynnefield Capital. The Company has been informed that Nelson Obus and Joshua H. Landes share voting and investment control over the shares beneficially owned by Wynnefield Partners, Wynnefield Partners I, Wynnefield Offshore, Wynnefield LLC, and Wynnefield Capital and the Plan. Based upon information provided on a Schedule 13D filed on December 22, 2016, and in a Form 4 filed on June 20, 2016.

(3)

Represents an aggregate of 3,258,369 shares of common stock, which are beneficially owned as follows: (i) 986,637 shares of common stock are beneficially owned by Wynnefield Partners; (ii) 1, 481,461 shares of common stock are beneficially owned by Wynnefield Partners I; (iii) 785,797 shares of common stock owned by Wynnefield Offshore; and (iv) 4,474 shares of common stock are beneficially owned by the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan. Based upon information provided in a Form 4 filed with the SEC on June 20, 2016.

(4)	Includes 218,505 restricted shares which may vest within 60 days of October [_*_], 2016 (assuming all performance measures are satisfied).

(5)	Includes 160,000 restricted shares which may vest within 60 days of October [_*_], 2016 (assuming all performance measures are satisfied)

(6)	Includes 125,446 restricted shares which may vest within 60 days of October [_*_], 2016 (assuming all performance measures are satisfied).

(7)	Mr. Czarnecki has notified the Company that he has elected not to stand for reelection.

(8)	Includes (i) 606,411 shares owned directly by W. Austin Lewis IV, (ii) 1,199,067 shares of common stock owned by Lewis Opportunity Fund, LP, and (iii) 7,618 shares of common stock owned by Lewis Asset Management Fund, LP.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2018 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director since:
Michael Jamieson	49	February 2010
Dwight B. Mamanteo	47	March 2007
Frederick G. Wasserman	62	July 2007
W. Austin Lewis IV	40	January 2009
Peter H. Kamin	54	May 2012

Michael G. Jamieson was appointed to the Board and to the position of interim Chief Executive Officer in February 2010.  He became the Company’s Chief Executive Officer in June, 2010.  Mr. Jamieson previously served as Chief Operating Officer and a director of the Company from December 2005 to March 2007.  Mr. Jamieson has served as Managing Director of MAM’s subsidiary, MAM Software Limited, since 2004.  Mr. Jamieson joined MAM Ltd. in 1991 in its installation and configuration department and has held a number of positions within MAM Ltd.'s implementation and support departments until his appointment as Department Manager for Workshop and Bodyshop Systems in 1995. Mr. Jamieson was promoted to the position of Associate Director of Workshop and Bodyshop Systems in 2002 before taking his role as Managing Director of MAM Ltd. in 2004. Mr. Jamieson brings to the Board significant expertise in the automotive aftermarket software industry, as well as experience in international business technology and extensive management and operating experience. Having in excess of 20 years’ experience with the Company, Mr. Jamieson brings unparalleled knowledge of the Company and its operations and understanding the markets the Company operates in as well as the challenges to opening up new markets whether in the United States or elsewhere around the world.

Dwight B. Mamanteo became a Director of the Company on March 1, 2007. Mr. Mamanteo serves as the Chairman of the Compensation Committee, and as a member of the Governance & Nomination Committee. Since November 2004, Mr. Mamanteo has served as a Portfolio Manager at Wynnefield Capital, Inc., a private investment management firm. Since January 2014, Mr. Mamanteo has served on the Board of Directors of GlyEco, Inc. (OTCPink: GLYE), a green chemistry company with a patent-pending technology for recycling waste glycol, a hazardous material, into usable, clean glycol. Mr. Mamanteo serves as the Chairman of the Board, and as a member of the Compensation Committee and the Audit Committee. From June 2013 to October 2014, Mr. Mamanteo served on the Board of Directors of ARI Network Services, Inc. (NasdaqCM: ARIS), a provider of products and solutions that serve several vertical markets with a focus on the outdoor power, power sports, marine, RV, and appliance segments. Mr. Mamanteo served as the Chairman of the Governance Committee and as a member of the Compensation Committee. From March 2012 to April 2012, Mr. Mamanteo served on the Board of Directors of CDC Software Corp. (NasdaqCM: CDCS), a provider of Enterprise CRM and ERP software designed to increase efficiencies and profitability. Mr. Mamanteo served as a member of the Audit Committee. From April 2009 to November 2010, Mr. Mamanteo served on the Board of Directors of EasyLink Services International Corporation (NasdaqCM: ESIC), a leading global provider of on-demand electronic messaging and transaction services that help companies optimize relationships with their partners, suppliers, customers, and other stakeholders. From December 2007 to November 2008, Mr. Mamanteo served on the Board of Directors and as the Chairman of the Board of PetWatch Animal Hospitals, Inc. (a private company), a provider of primary care and specialized services to companion animals through a network of fully owned veterinary hospitals. From September 2005 to November 2007, Mr. Mamanteo served on the Board of Directors of Sherpa Service Corps, Inc. (a private company), a service provider enabling subscribing institutions to accelerate academic and other institutions’ enrollment of international students and facilitating the institutions’ compliance with federal statutory obligations. Prior to joining Wynnefield Capital, Mr. Mamanteo worked in the field of technology for over 10 years in various positions for BEA Systems, VISA International, Ericsson, UNISYS, and as an independent consultant. Mr. Mamanteo received an M.B.A. from the Columbia University Graduate School of Business and a B. Eng. in Electrical Engineering from Concordia University (Montreal). Mr. Mamanteo brings to the Board valuable business and finance experience, particularly the experience of a professional who has had experience in other industries by virtue of his investing experience as well as related operational experience gained in such technology companies as BEA, Ericsson and UNISYS.

Frederick Wasserman became a Director of the Company on July 17, 2007, and was named Chairman of the Board of Directors on June 29, 2016. Mr. Wasserman is a member of the Compensation Committee. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started, effective as of May 1, 2008. From August 2005 to December 2006, he served as Chief Operating and Chief Financial Officer of Mitchell & Ness Nostalgia Company, a manufacturer of licensed sportswear. From January 2001 to February 2005, he served as President and Chief Financial Officer of Goebel of North America, a subsidiary of the manufacturer of M.I. Hummel products, W. Goebel Porzellanfabrik Company. He also brings 13 years of public accounting experience, most notably work with each of Coopers & Lybrand and Eisner & Company. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also serves as a Director for the following companies: DLH Holdings Corp. (Chairman- Board of Directors) and SMTC Corporation (Member of Audit and Compensation Committees; Chair of Governance and Nomination Committees). From October 2013 to September 2016, Mr. Wasserman served on the Board of Directors of National Holdings, Inc. (which acquired Gilman + Ciocia, Inc. on October 15, 2013) (Member- Audit Committee; Co-Chair- Strategy Committee). From September 2007 to December 2015, he served on the Board of Directors of Breeze-Eastern Corporation (Chairman- Audit Committee; Compensation Committee). From December 2006 to August 2010, Mr. Wasserman served on the Board of Directors of Allied Defense Group (Member-Audit Committee, Ethics and Governance Committee). From July 2007 to August 2010, he served on the Board of Directors of Crown Crafts, Inc. Mr. Wasserman brings strong audit and accounting credentials to the Board, credentials, which in addition to enabling him to serve as our audit committee chairman and financial expert, also enable him to assure best accounting and financial management practices throughout the Company. In addition, his experience has a chief financial officer and/or financial consultant at several companies is an invaluable resource for the Board and the Company.

W. Austin Lewis IV was appointed to the Board on January 27, 2009. Mr. Lewis serves as Chairman of the Audit Committee, and as a member of the Governance and Nomination Committee. He currently serves as CEO, CFO, and a director of Paid, Inc., an Internet e-commerce company, as well as the Chief Executive Officer of Lewis Asset Management Corp., an investment management company headquartered in New York City which he founded in 2004. From 2003 to 2004, Mr. Lewis was employed at Puglisi & Company, a New York based broker-dealer registered with FINRA, where he served as a registered representative and managed individual client accounts, conducted due diligence for investment banking activities and managed his own personal account. In 2002, Mr. Lewis co-founded Thompson Davis, & Company, Inc., a registered broker-dealer headquartered in Richmond, Virginia. From 1998 to 2002, Mr. Lewis was employed by Branch Cabell and Company, Inc. in Richmond, Virginia (“Branch Cabell”) where he was a registered representative. Following the November 2000 acquisition of Branch Cabell by Tucker Anthony Incorporated (“Tucker Anthony”), Mr. Lewis served as a Vice-President for Tucker Anthony and subsequently RBC Dain Rauscher, Inc. which acquired Tucker Anthony in August of 2001. Mr. Lewis received his Bachelor of Science degree in Finance and Financial Economics from James Madison University in 1998. Mr. Lewis brings to the Board significant experience as an early-stage investor, principally in the information technology industry through his position as CEO of Lewis Asset Management. In addition, his experience in several facets of the financial industry provides him with a unique perspective on the opportunities and challenges facing early stage companies.

Peter H. Kamin was appointed to the Board on May 18, 2012. Mr. Kamin is the Chairman of the Governance and Nomination Committee and serves as a member of the Compensation Committee and the Audit Committee. Mr. Kamin is the founder and Managing Partner of 3K Limited Partnership (“3K”). For the 11 years preceding the formation of 3K, Mr. Kamin was a founding member and Managing Partner of ValueAct Capital. Prior to founding ValueAct Capital in 2000, Mr. Kamin founded and managed Peak Investment L.P. Peak was a limited partnership, organized to make investments in a select number of domestic public and private companies. Mr. Kamin is presently Chairman of the Board of Directors of Tile Shop Holdings and several privately held companies. Mr. Kamin has previously served as a Director of a number of public and privately held companies. Mr. Kamin holds a BA from Tufts University and an MBA from Harvard’s Graduate School of Business.  Mr. Kamin brings to the Board valuable business and finance expertise, due to his significant experience as a director of publicly held companies and his substantial experience as an investor.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of five (5) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market (“NASDAQ”), because we are listed on NASDAQ. We have determined that Gerald M. Czarnecki, Peter H. Kamin, and W. Austin Lewis IV are “independent” within the meaning of such rules. Michael G. Jamieson is not “independent” under these rules, due to his position as our Chief Executive Officer.

Board Meetings and Attendance

During fiscal 2016, the Board held nine (9) physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and committees, if any, on which each director served.  The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s six (6) then-sitting directors attended our 2016 Annual Meeting of Stockholders, which was held in New York, New York, on December 15, 2015.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Committees

Our Board of Directors has three (3) standing committees of the Board: a Compensation Committee; an Audit Committee; and Governance and Nomination Committee. The members of these committees are1:

Compensation Committee	Audit Committee	Governance and Nomination Committee
Dwight B. Mamanteo – Chair	W. Austin Lewis IV - Chair	Peter H. Kamin – Chair
Peter H. Kamin	Peter H. Kamin	Dwight B. Mamanteo
Gerald M. Czarnecki	Gerald M. Czarnecki	W. Austin Lewis IV
Frederick Wasserman

* The Board of Directors has determined that W. Austin Lewis IV is an “audit committee financial expert” as defined in Regulation S-K.

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Audit Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

1 Constitutes the members of the committee following the date of the Annual Meeting.

During fiscal 2016, the Audit Committee held four (4) physical and telephonic meetings.

The Audit Committee’s charter is attached as Appendix A to this Company’s proxy statement.

Compensation Committee

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

During fiscal 2016, the Compensation Committee held two (2) physical and telephonic meetings.

The Compensation Committee’s charter is attached as Appendix B to this proxy statement.

Governance and Nomination Committee

The Governance and Nomination Committee’s role is to appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders. The Governance and Nomination Committee does not consider diversity in identifying nominees for director.

During fiscal 2016, the Governance and Nomination Committee held one (1) physical meeting.

The Governance and Nomination Committee’s charter is attached as Appendix C to this proxy statement.

Family Relationships

There are no familial relationships among any of our officers and directors.

Involvement in Certain Legal Proceedings

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor has (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

In addition, the Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors, executive officers, affiliates or owner of more than 5% of the Company’s Common Stock is a party adverse to the Company or has a material interest adverse to the Company.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman, Frederick Wasserman, is not an officer. Mr. Wasserman has served as a member of our Board since 2007.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Code of Ethics

MAM is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining MAM’s integrity in the marketplace. MAM maintains a code of business conduct and ethics for directors, officers (including MAM’s principal executive officer, principal financial officer and principal accounting officer) and employees, known as our Code of Ethics of Business Conduct. This document is available at www.mamsoftware.com/content/downloads/code-of-ethics-document-lo.pdf. MAM will post on this website any amendments to the Code of Ethics of Business Conduct or waivers of the Code of Ethics of Business Conduct for directors and executive officers. Stockholders may request free printed copies of the Code of Ethics of Business Conduct from:

MAM Software Group, Inc.

Attention: Investor Relations

512 Township Line Road

Blue Bell, PA 19422

(610) 351-2928

DIRECTOR COMPENSATION FOR FISCAL 2016

For the 2016 fiscal year, directors who were not officers of the Company received cash compensation ranging from $46,000 to $53,500 except for the Chairman of the Board of Directors, who received compensation of $56,000. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended June 30, 2016.

	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Dwight B. Mamanteo	51,000	(2)	51,000	(3)	—	—	—	—	102,000
Frederick Wasserman	53,500		53,500	(4)	—	—	—	—	107,000
Gerald M. Czarnecki	56,000	(5)	56,000	(6)	—	—	—	—	112,000
W. Austin Lewis IV	46,000		46,000	(7)	—	—	—	—	92,000
Peter H. Kamin	48,500		48,500	(8)	—	—	—	—	97,000

(1)

The amount shown in the table reflects the dollar amount recognized for fiscal 2016 financial statement reporting purposes of the outstanding stock awards held by the directors in accordance with ASC 718-10-25-5. Refer to the Company’s Consolidated Financial Statements for the Fiscal Years Ended June 30, 2016 and 2015, Note 1 “Stock Based Compensation” and Note 8 “Stockholders Equity” included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 respect to valuation assumptions for this stock grant. The directors held no other stock or option awards at June 30, 2016.

(2)	Includes 6,616 shares of common stock valued at $38,250, issued in lieu of cash valued at market price on the date of issuance.

(3)	Includes 9,528 shares of common stock valued at market price on the date of grant.

(4)	Includes 9,996 shares of common stock valued at market price on the date of grant.

(5)	Includes 3,206 shares of common stock valued at $18,200, issued in lieu of cash valued at market price on the date of issuance.

(6)	Includes 10,464 shares of common stock valued at market price on the date of grant.

(7)	Includes 8,592 shares of common stock valued at market price on the date of grant.

(8)	Includes 9,060 shares of common stock valued at market price on the date of grant

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Michael G. Jamieson	49	Chief Executive Officer and Director
Brian H. Callahan	45	Chief Financial Officer
Lee Broad	43	Chief Technology Officer

Biographical information about Michael G. Jamieson appears on page 5 above.

Brain H. Callahan was appointed the Chief Financial Officer on October 19, 2015. Mr. Callahan has served as a senior executive financial officer of public companies and has over 20 years of experience in the areas of accounting and finance. Prior to joining the Company, Mr. Callahan served as Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of Alteva, Inc., a publicly traded cloud-based communications company, from August 2012 to October 2015. From April 1998 to August 2012, Mr. Callahan held several positions of increasing responsibility, including his last leadership position of Senior Vice President of Finance, Accounting and Treasury, at Expert Global Solutions, Inc., a global provider of business process outsourcing services. From August 1994 to April 1998, Mr. Callahan was employed at Coopers & Lybrand L.L.P., an accounting firm. Mr. Callahan received a Bachelor of Science in Accounting from Drexel University, located in Philadelphia, Pennsylvania, and received his license (currently inactive) as a certified public accountant (CPA) in Pennsylvania.

Lee Broad was appointed the Chief Technology Officer on July 1, 2013.  Mr. Broad served as Director of Technical Development for MAM’s subsidiary, MAM Software Limited, from April 2004 to June 2013 and was the Software Development Manager from May 1999 to March 2004. Mr. Broad joined MAM Ltd. in April 1992 in its development department and was appointed lead developer for MAM Ltd.’s Autopart and Autocat product lines in November 1995. Mr. Broad brings unparalleled knowledge of the Company and its operations and has a wealth of technical expertise and knowledge of the automotive aftermarket.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Board administers our executive compensation program. Each member of the Committee is a non-employee and an independent director. The Compensation Committee is responsible for establishing salaries, administering our incentive programs, and determining the total compensation for our Chief Executive Officer and other executive officers. The Compensation Committee seeks to achieve the following goals with our executive compensation programs: to attract; motivate; and retain key executives and to reward executives for value creation. The Compensation Committee seeks to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders. Our executive compensation program has three principal elements: base salary; cash bonuses; and equity incentives under a recently established 2007 Long-Term Stock Incentive Plan (the “LTIP”).

Unless otherwise noted, this Compensation Discussion and Analysis speaks as of the end of the fiscal year ended June 30, 2016.

Compensation Principles

We believe the top growing companies design their compensation program to attract, motivate, and retain highly talented individuals to drive business success. We further believe that the ideal programs tend to be principle-based rather than rules-based with such best practices compensation programs providing for the opportunity for executives and other key employees to achieve significant compensation upon the realization of objectives that clearly benefit a company and its shareholders. The Committee believes that best-practices plan will reflect the following principles:

(1)            Compensation should be related to performance

A proper compensation program should reinforce our Company’s business and financial objectives. Employee compensation will vary based on Company versus individual performance. When the Company performs well against the objectives that the Compensation Committee and the Board will set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on his or her performance, contribution, and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

(2)            Our employees should think like stockholders

The second critical principle of our compensation programs should be to foster an environment where our employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage them to do that is through an equity interest in their company. Equity interest in a company can be achieved in several respects: the establishment of equity incentive plans that provide for the granting of equity-based awards, such as stock options and/or restricted stock or performance share units to employees. This requires the establishment of an omnibus long-term stock-based incentive plan, which LTIP was approved and adopted by our Board and shareholders. While this plan also provides for traditional stock options, we believe that options should not form the dominant focus of a proper incentive plan and that performance share units or performance vesting restricted stock grants represent a preferred form of equity incentive. The philosophy behind such a structure is that as employees earn more stock (as opposed to options) they will think more like stockholders. Put another way, when all employees become owners, they think and behave like owners.

(3)            Incentive compensation should be a greater part of total compensation for more senior positions

The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Thus, cash bonuses and LTIP-based compensation should form the overwhelmingly dominant portion of overall compensation for the Company’s senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Compensation Targets

Our Compensation Committee with the input of the officers of the Company has established competitive targets for our executive officers that we believe reflect the challenges of our business and create an equity-focused culture throughout the entire Company.

We believe that in allocating compensation among these elements, the compensation of a company’s senior-most levels of management - those persons having the greatest ability to influence a company’s performance - should be predominantly performance-based, while more junior employees should receive a greater portion of their compensation based on their base salary.

These targets are described below under “Employment Agreements.”

Base Salary and Cash Incentive

We divide total cash compensation into a base salary portion and a cash incentive bonus portion. The Compensation Committee establishes the Chief Executive Officer’s targeted cash compensation first and then sets the cash compensation for other officers accordingly, based on the function served by that officer, that officer’s experience, and expected individual performance. Generally, we believe that the higher the level of responsibility of the executive within our Company, the greater the portion of that executive’s target total cash compensation that consists of the cash incentive component. The higher the executive’s level of responsibility within the Company, the greater the percentage of the executive’s compensation that should be tied to the Company’s performance.

Equity Incentive

Long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. The Committee believes that the use of stock and stock-based awards offers the best approach to properly achieving our goals. We believe that stock-based compensation provides the principal method for executive officers to acquire equity or equity-linked interests in the Company. We have implemented the LTIP which we will utilize for such a purpose, which has received shareholder approval.

Rationale for Paying each Element

Base compensation and participation in benefit plans are established to provide employees with appropriate industry competitive terms. Director retainers are paid partially to compensate directors for their considerable time investment and to assist directors in covering their indirect operating expenses as independent contractors. Annual incentive cash bonuses are paid to reward employees for performance and stockholder value enhancement in the current year, based upon targets set by the Board for the CEO and his direct reports, with the CEO establishing the individual targets for all other employees.

LTIP awards are designed to reward the building of long-term stockholder value, while providing modest, interim rewards in the pursuit of such longer-term objectives.

Determination of Amounts to Pay

Base salaries, benefits and potential cash bonuses are established based upon current market conditions. Where needed, outside consultants may be retained to assist in this process. Benefit plan structures may be evaluated periodically to determine market competitiveness with similar companies.

Stock-based awards to be granted are evaluated based upon projected total compensation levels for participants assuming certain objectives are achieved. Since the majority of the total potential compensation is based upon performance, our expectation is that the total projected compensation level be well above average, because the “at risk” compensation levels generally exceed 2/3 of anticipated compensation under the assumption that bonus targets are met. The Committee, taking into consideration management’s recommendations and with sign-off from all independent directors, will set each year’s goals and milestones, their weightings, and the formulas for award calculation. For accounting purposes, cash elements are expensed as earned. LTIP awards are expensed as provided for under FAS 123R, and are further described in the footnotes to the audited financial statements included in our Annual Report on Form 10-K.

How the Elements Interact

While each element is set with certain needs in mind, the Committee also looks at the total compensation package for each individual to determine that the total payout is appropriate to the level of responsibility attributable to each participant. The total compensation package will also include any bonus amounts and awards to be based on performance targets, when such targets are ultimately set by the Committee.

Summary Compensation Table for Fiscal Years 2016, and 2015

The following table sets forth information for the fiscal years ended June 30, 2016 and 2015, concerning the compensation paid and awarded to (a) our Chief Executive Officer, Michael G. Jamieson, as of the end of our fiscal years ended June 30, 2016, and 2015 (b) our Chief Financial Officer, Brian Callahan, as of the end of our fiscal years ended June 30, 2016, (c) our Chief Technology Officer, Lee Broad, as of the end of our fiscal years ended June 30, 2016, and 2014, and (d) Charles F. Trapp, our Chief Financial Officer through October 24, 2015.

						Non-	Non-
						Equity	qualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(5)	($)	($)	($)	($)(6)	($)

Michael G. Jamieson (1),	2016	274,292	—	613,996	—	—	—	26,908	915,196
Chief Executive Officer, President and Director	2015	281,000	84,000	645,000	—	—	—	28,166	1,038,166

Brian H. Callahan (2), Chief Financial Officer	2016	162,088	—	—	—	—	—	1,725	163,813

Lee Broad (3), Chief Technology Officer	2016	192,404	19,240	423,001	—	—	—	24,335	658,980
	2015	197,000	45,000	296,000	—	—	—	26,275	564,275

Charles F. Trapp (4),	2016	257,776	—	360,531	—	—	—	—	618,307
Former Chief Financial Officer	2015	225,230	59,000	387,000	—	—	—	7,950	679,180

(1)

Reflects salary paid to Mr. Jamieson for services rendered to us and our subsidiaries as MAM’s Chief Executive Officer and President.  Salary was paid by a subsidiary of the Company in British pounds of 184,883GPB for fiscal year 2016 and 178,200GPB for fiscal year 2015.  The amounts shown for fiscal years 2016 and 2015 were translated to U.S. dollars based on a currency conversion rate of 1 GBP = US$1.4836 and 1 GBP = US$1.5755, respectively. Mr. Jamieson did not receive any additional compensation for his services as a director on our Board of Directors.

(2)

Mr. Callahan joined the Company on October 19, 2015. This amount reflects salary paid to Mr. Callahan for services rendered to us and our subsidiaries for the period from October 19, 2015 through June 30, 2016 as MAM’s Chief Financial Officer.

(3)

Reflects salary paid to Mr. Broad for services rendered to us and our subsidiaries during fiscal 2016, and 2015 as MAM’s Chief Technology Officer. Salary was paid by a subsidiary of the Company in British pounds of 129,688GPB for fiscal year 2016 and 125,000GPB for fiscal year 2015. The amounts shown for fiscal years 2016 and 2015 were translated to U.S. dollars based on a currency conversion rate of 1 GBP = US$1.4836 and 1 GBP = US$1.5755, respectively.

(4)	Mr. Trapp served as the Chief Financial Officer until October 19, 2015. Mr. Trapp entered into a one year consulting agreement with the Company that commenced after his employment ended. The salary for Mr. Trapp for fiscal year 2016 includes the salary paid to Mr. Trapp for services rendered to us and our subsidiaries as MAM’s Chief Financial Officer from July 1, 2014 through October 23, 2015, and amounts paid under his consulting agreement from October 23, 2015 through June 30, 2016.

(5)	For Mr. Jamieson, in 2016 and 2015 the amount shown in the “Stock Awards” column reflects the vested date fair value of awards vesting during fiscal years 2016 and 2015 measured in accordance with Accounting Standards Codification Topic 718. During fiscal year 2016, the Company released from escrow 109,252 shares of common stock valued at $613,996 to Mr. Jamieson which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. Of the released shares, the Company withheld 33,376 shares which were used to pay income taxes and those shares were retired by the Company. During fiscal year 2015, the Company released from escrow 109,252 shares of common stock valued at approximately $645,000 to Mr. Jamieson which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. The Company withheld 31,957 shares which were used to pay income taxes and those shares were retired by the Company.

For Mr. Trapp, in 2016 and 2015 the amount shown in the “Stock Awards” column reflects the vested date fair value of awards vesting during fiscal years 2016 and 2015 measured in accordance with Accounting Standards Codification Topic 718. During fiscal year 2016, the Company released from escrow 65,551 shares of common stock valued at $360,531 to Mr. Trapp which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. During fiscal year 2015, the Company released from escrow 65,551 shares of common stock valued at approximately $387,000 to Mr. Trapp which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. Of the released shares, the Company withheld 34,390 shares which were used to pay income taxes and those shares were retired by the Company.

For Mr. Broad, in 2016 and 2015 the amount shown in the “Stock Awards” column reflects the vested date fair value of awards vesting during fiscal years 2016 and 2015 measured in accordance with Accounting Standards Codification Topic 718. During fiscal year 2016, the Company released from escrow 75,267 shares of common stock valued at $423,001 to Mr. Broad which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. The Company withheld 22,994 shares which were used to pay income taxes and those shares were retired by the Company. During fiscal year 2015, the Company released from escrow 50,178 shares of common stock valued at approximately $296,000 to Mr. Broad which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. Of the released shares, the Company withheld 23,584 shares which were used to pay income taxes and those shares were retired by the Company.

(6)	For 2016, included: (i) the Company’s matching contribution under the post retirement plans of $8,229, $1,725, and $5,772 for Messrs. Jamieson, Callahan, and Broad, respectively; (ii) the use of a company car of $18,679 and $18,563 for Messrs. Jamieson and Broad, respectively. For 2015, included contributions to the Company’s post retirement plans for Mr. Trapp’s 401(k) Plan for the benefit of Mr. Trapp.

Employment Agreements

The employment agreements for Michael Jamieson, our Chief Executive Officer, Brian F, Callahan, our Chief Financial Officer, Charles F. Trapp, our former Chief Financial Officer, and Lee Broad, our Chief Technology Officer, each contain the grant of restricted stock, a portion of which vest when the market price of the Company’s Common stock trades at or above certain price levels for the previous 30 day volume weighted average price (“VWAP”).

Michael G. Jamieson Employment Agreement

The Employment Agreement with Mr. Jamieson (the “Jamieson Agreement”) was for an initial term of three years from the Effective Date, but as a result of the amendment, the employment term was extended through June 30, 2015. Mr. Jamieson’s employment was automatically extended after June 30, 2015 for additional one year period and will be automatically extended for additional one year periods unless terminated by Mr. Jamieson or us. Mr. Jamieson received a base salary of 184,883GBP (U.S. $274,292) for fiscal year 2016 and will receive a base salary 187,110GBP for fiscal year 2017 (approximately U.S. $277,600), payable in British Pounds Sterling.

Mr. Jamieson is eligible for a performance-based annual cash incentive bonus depending on the extent to which the applicable performance goal(s) of the Company, which are to be established by our Compensation Committee of our Board of Directors (“Compensation Committee”) or pursuant to a formal bonus plan, are achieved, subject to any operating covenants in place with respect to outstanding bank debt. The Compensation Committee established a Revenue related target, an EBITDA-related target, and Strategic targets for the fiscal year ended June 30, 2016, with respect to Mr. Jamieson’s potential incentive bonus for fiscal 2016.

In addition, Mr. Jamieson is entitled to participate in all of our benefit plans and our equity-based compensation plans, which currently consists of our 2007 Long-Term Incentive Plan (the “LTIP”).

On April 27, 2012, the Board of Directors approved the issuance of 728,350 restricted shares of Company Common Stock pursuant to the Company’s 2007 Long-term Incentive Plan. These shares were issued to Mr. Jamieson and the unvested shares are being held in escrow until they vest. On April 10, 2014, the Company released from escrow 291,340 shares of common stock to the officer which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. The Company withheld 85,217 shares which were used to pay income taxes and those shares were retired by the Company.

On September 18, 2014, the Company released from escrow 109,252 shares of common stock which vested pursuant to the terms of the grant as the market price threshold of the common stock had been achieved. The shares were issued pursuant to the Company’s LTIP and the executives employment agreements. The Company withheld 31,957 shares which were used to pay taxes and those shares were retired by the Company.

In June 2016, the Company released from escrow, 109,252 shares of common stock which vested pursuant to the terms of the grant as the market price threshold of the common stock had been achieved. The Company withheld 33,376 shares which were used to pay taxes and those shares were retired by the Company.

30% of the initial grant remains and the remaining unvested restricted shares will vest when the market price of the Company’s Common stock trades at or above $8 for the previous 30-day VWAP.

The initial value of the common stock grant was approximately $244,000 and as of June 30, 2015, the total amount of stock based compensation has been expensed. The Company recorded expense $55,000 from the amortization of the restricted shares for the year ended June 30, 2015. The shares were valued using a Monte Carlo Simulation with a three-year life, 124.8% volatility and a risk free interest rate of 0.39%.

None of Mr. Jamieson’s remaining restricted shares issued pursuant to the stock grants issued on April 27, 2012 will vest upon a Change of Control.

The Jamieson Agreement provides that in the event Mr. Jamieson’s employment is terminated by the Company other than for Cause or Disability, or Mr. Jamieson shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months’ base salary.

Brian H. Callahan Employment Agreement

The Employment Agreement with Mr. Callahan (the “Callahan Agreement”) provides for an initial term of two years from the effective date with automatic one year extensions, unless terminated by Mr. Callahan or us.

Pursuant to the terms of the Callahan Agreement, the Company agreed to pay Mr. Callahan an annual base salary of $230,000, subject to annual review. Mr. Callahan is eligible for a targeted cash bonus of up to 40% of his base salary based on performance goals established by the Compensation Committee; provided, however, that on the one-year anniversary of the effective date of the Callahan Agreement, Mr. Callahan shall be entitled to a one-time bonus equal to 20% of his base salary, which shall be deemed earned in the event that the annual cash bonus is earned.

In addition, Mr. Callahan is entitled to participate in all of our benefit plans and our equity-based compensation plans, which currently consists of our 2007 Long-Term Incentive Plan.

Pursuant to the terms of the Callahan Agreement, Mr. Callahan was granted 160,000 restricted shares which will vest according to the following schedule:

•	20% when the market price of the Company’s Common stock trades at or above $9 for the previous 30 day VWAP.
•	30% when the market price of the Company’s Common stock trades at or above $10 for the previous 30 day VWAP.
•	30% when the market price of the Company’s Common stock trades at or above $11 for the previous 30 day VWAP.
•	20% when the market price of the Company’s Common stock trades at or above $12 for the previous 30 day VWAP.

The initial value of the common stock grant was approximately $385,000. The Company recorded expense $75,000 from the amortization of the restricted shares for the year ended June 30, 2016. The shares were valued using a Monte Carlo Simulation with a three-year life, 30.9% volatility and a risk free interest rate of 1.13%.

The Callahan Agreement provides that in the event Mr. Callahan’s employment is terminated by the Company other than for Cause or Disability, or Mr. Callahan shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months’ base salary.

Charles F. Trapp Employment Agreement

The Employment Agreement with Mr. Trapp (the “Trapp Agreement”), our former CFO, was for an initial term of three years from the effective date, but as a result of the amendment, the employment term was extended through June 30, 2015. The Trapp Agreement provided that his employment shall be automatically extended after June 30, 2015 for additional one year periods unless terminated by Mr. Trapp or us. Mr. Trapp received an annual base salary of $225,000 for fiscal 2015. Mr. Trapp retired effective October 23, 2015, and did not renew.

The Trapp Agreement provided that Mr. Trapp was eligible for a performance-based annual cash incentive bonus depending on the extent to which the applicable performance goal(s) of the Company, established by the Compensation Committee or pursuant to a formal bonus plan, were achieved, subject to any operating covenants in place with respect to outstanding bank debt. The Compensation Committee established a Revenue related target, an EBITDA-related target and Strategic targets for the fiscal year ended June 30, 2015, with respect to Mr. Trapp’s potential incentive bonus for fiscal 2015.

In addition, the Trapp Agreement entitled Mr. Trapp to participate in all of our benefit plans and equity-based compensation plans, which consisted of the LTIP.

On April 27, 2012 the Board of Directors approved the issuance of restricted 437,009 shares of Company Common Stock pursuant to the Company’s 2007 Long-term Incentive Plan. These shares were issued to Mr. Trapp and were held in escrow pending their vesting. On April 10, 2014, the Company released from escrow 178,804 shares of common stock to the officer which vested, as our Compensation Committee determined that the initial threshold had been met pursuant to the Company’s LTIP and the officers’ employment agreements. The Company withheld 66,589 shares which were used to pay income taxes and those shares were retired by the Company.

On September 18, 2014, the Company released from escrow 65,551 shares of common stock which vested pursuant to the terms of the grant as the market price threshold of the common stock had been achieved. The shares were issued pursuant to the Company’s LTIP and the Trapp Agreement. The Company withheld 34,390 shares which were used to pay taxes and those shares were retired by the Company.

In March 2016, the Company released from escrow, 65,551 shares of common stock which vested pursuant to the terms of the grant as the market price threshold of the common stock had been achieved. The remaining unvested restricted shares were retired by the Company as they had not vested at the time that Mr. Trapp’s transitional agreement, described below, had terminated.

The initial value of the common stock grant was approximately $146,000 and as of June 30, 2015, the total amount of stock based compensation has been expensed. The Company recorded an expense of $55,000 from the amortization of the unvested restricted shares for the years ended June 30, 2015. The shares were valued using a Monte Carlo Simulation with a three-year life, 124.8% volatility and a risk free interest rate of 0.39%.

The Trapp Agreement provided that in the event Mr. Trapp’s employment is terminated by the Company other than for Cause or Disability, or Mr. Trapp shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months’ base salary.

Effective October 19, 2015, we entered into a letter agreement with Mr. Trapp in connection with his resignation as our chief financial officer. The letter agreement provided, among other things, that we will pay Mr. Trapp $272,523 over a twelve month period but is expressly conditioned on Mr. Trapp’s making himself reasonably available to consult with us during the 12 months’ transition period. The letter agreement also provided that Mr. Trapp may vest in any portion of his LTIP grant subsequent to the termination of his employment provided that he fulfills all obligations as part of the letter agreement and his employment agreement, including, among other things, confidentiality provisions therein. During the term of his letter agreement, only 65,551 shares vested and the balance of his grant remained unvested and were returned to the LTIP as forfeited shares.

Lee Broad Employment Agreement

The Employment Agreement with Mr. Broad (the “Broad Agreement”) is for an initial term of two years from July 1, 2013, and is automatically renewable for successive one-year periods unless terminated by Mr. Broad or the Company. Mr. Broad’s employment was automatically extended after June 30, 2015 for additional one year period and will be automatically extended for additional one year periods unless terminated by Mr. Broad or us. Mr. Broad received an annual base salary of 129,688GBP (U.S. $192,404), payable in British Pound Sterling for fiscal 2015, and will receive a base salary of 131,250GBP (approximately U.S. $194,700) payable in British Pound Sterling for fiscal 2016.

Mr. Broad is eligible for a performance-based annual cash incentive bonus depending on the extent to which the applicable performance goal(s) of   the Company, which are   to   be established   by the Compensation Committee or pursuant to a formal bonus plan, are achieved, subject to any operating covenants in place with respect to outstanding bank debt.

In addition, Mr. Broad is entitled to participate in all of our benefit plans and equity-based compensation plans, which currently consists of the LTIP.

On July 1, 2013, the Board of Directors approved the issuance of restricted 250,892 shares of Company common stock pursuant to the Company’s 2007 Long-term Incentive Plan. These shares were issued to Mr. Broad and are being held in escrow until they vest.

On September 18, 2014, the Company released from escrow 50,178 shares of common stock to a certain executive of the Company which vested pursuant to the terms of the July 1, 2013 grant as the market price threshold of the common stock had been achieved. The shares were issued pursuant to the Company’s LTIP and the executive’s employment agreement. The Company withheld 23,584 shares which were used to pay taxes and those shares were retired by the Company.

In June 2016, the Company released from escrow, 75,267 shares of common stock which vested pursuant to the terms of the grant as the market price threshold of the common stock had been achieved. The Company withheld 22,994 shares which were used to pay taxes and those shares were retired by the Company.

The remaining unvested restricted shares will vest according to the following schedule:

-	30% when the market price of the Company’s Common stock trades at or above $8 for the previous 30 day VWAP.

-	20% when the market price of the Company’s Common stock trades at or above $9 for the previous 30 day VWAP.

The initial value of the common stock grant was approximately $265,000, and as of June 30, 2015, the total amount of stock based compensation has been expensed. The Company recorded an expense of $110,000 from the amortization of the unvested restricted shares for the year ended June 30, 2015. The shares were valued using a Monte Carlo Simulation with a two-year life, 124.8% volatility and a risk free interest rate of 0.39%.

The Broad Agreement provides that in the event Mr. Broad’s employment is terminated by the Company other than for Cause or Disability, or Mr. Broad shall terminate his employment for Good Reason, he is entitled to, among other things, a severance payment equal to his 12 months’ base salary.

Severance Benefits

As described above, each of the employment agreements with our officers contains a severance benefit for that officer if he or she is terminated other than for cause or the officer leaves the Company after a change in control, provided they leave for “good reason.” We provide this benefit because we want executives to focus on the Company’s business and enhancing stockholder value without undue concern about any possible loss of their job.

Retirement Plans

We do not offer retirement plans for our officers.

Change in Control

Mr. Jamieson’s employment agreement contains standard provisions that protect that officer in the event there is a change in control that has not been approved by our Board of Directors. In addition, our 2007 LTIP provides for acceleration of vesting in the event of a change in control. The precise terms and conditions of each employment agreement are described above.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by the executive officers during the year ended June 30, 2016. We do not have any retirement, pension, or profit-sharing programs for the benefit of our directors, officers or other employees. The Board of Directors may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at 2016 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of June 30, 2016. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Michael G. Jamieson	—	—				-		218,506	$1,308,851	(1)
Brian H. Callahan	—	—				-		160,000	$958,400	(1)
Lee Broad	—	—				-		125,447	$751,428	(1)

(1)	Based on the closing price of $5.99 of the Company’s common stock on June 30, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past three years, there have been no transactions, whether directly or indirectly, between our company and any of our officers, directors, beneficial owners of more than 5% of our outstanding common stock or their family members, that exceeded $120,000. Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the fiscal year ended June 30, 2016, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent beneficial owners listed in the table below:

Name	Number of Late Reports	Description
Gerald M. Czarnecki	2	2 transactions were not reported on a timely basis (upon the acquisition of shares)
W. Austin Lewis IV	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)
Dwight B. Mamanteo	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)
Peter H. Kamin	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)
Frederick G. Wasserman	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)
Charles F. Trapp	1	1 transaction was not reported on a timely basis (upon the acquisition of shares)

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.  We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended June 30, 2016.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors2.

Dwight B. Mamanteo, Chair

Peter H. Kamin

Gerald M. Czarnecki

Frederick Wasserman - ex officio member

2 Constitutes the members of the Compensation Committee through the date of the Annual Meeting.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with KMJ Corbin & Company LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors3.

W. Austin Lewis IV - Chair

Gerald M. Czarnecki

Peter H. Kamin

Frederick Wasserman - ex officio member

3 Constitutes the members of the Audit Committee through the date of the Annual Meeting.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

KMJ CORBIN & COMPANY LLP (“KMJ Corbin”) has served as our independent auditors since June 30, 2006 and has been appointed by the Audit Committee of the Board of Directors to continue as our independent auditors for the fiscal year ending June 30, 2017.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

KMJ Corbin has no interest, financial or otherwise, in the Company. We do not currently expect a representative of KMJ Corbin to physically attend the Annual Meeting, however, it is anticipated that a KMJ Corbin representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by our principal independent registered public accounting firm, KMJ Corbin for the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2016 and 2015.

	For the Year Ended June 30,
	2016	2015
Audit fees (1)	$130,000	$121,000
Audit- related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$130,000	$121,000

(1)	Audit fees are comprised of annual audit fees and quarterly review fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of KMJ Corbin & Company LLP as our independent auditors for the fiscal year ending June 30, 2017.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of KMJ Corbin as our independent auditors for the fiscal year ending June 30, 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KMJ CORBIN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2017.

APPROVAL OF THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC.
2017 EQUITY INCENTIVE PLAN

(Proposal No. 3)

General

We are asking stockholders to approve the MAM Software Group, Inc. 2017 Equity Incentive Plan (the “2017 Plan,” or this “Plan”) so that certain grants made to Participants under the 2017 Plan, including stock options, restricted stock units and other stock-based awards subject to performance based vesting, may qualify as “performance-based compensation” under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction imposed by Section 162(m) of the Code. The 2017 Plan specifies the objective performance measures which the Compensation Committee may choose from as the basis for granting, and/or vesting of “performance-based” equity compensation.

Reasons for Adoption of 2017 Plan

The Board is asking shareholders to approve the 2017 Plan. The Board's approval and recommendation of the 2017 Plan follows a review and evaluation of the Company's existing compensation tools and a comparison of those compensation tools with the programs offered by other companies. The Board determined that the lack of an existing equity incentive plan was a detriment to achieving the goals of the Company's compensation programs. We believe that encouraging stock ownership by our Participants helps align their interests with those of our stockholders and helps us attract, motivate and retain employees, directors and consultants. Accordingly, we expect that the 2017 Plan will promote our long-term success and increase stockholder value. The 2017 Plan would allow us to grant stock options, restricted stock and other stock-based Awards and would be administered by our Compensation Committee of the Board of Directors. Some of the Awards under the 2017 Plan would provide opportunities for beneficial tax treatment to Participants, as further explained below, if the 2017 Plan is approved by our stockholders.

Description of 2017 Plan

The purpose of the 2017 Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation Awards and cash-based performance bonus Awards. The 2017 Plan is also designed to permit us to make cash-based Awards and equity-based Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Stock Awards. The 2017 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock Awards, RSUs, performance-based stock Awards and other forms of equity compensation, or collectively, stock Awards. In addition, the 2017 Plan provides for the grant of performance cash Awards. Incentive stock options may be granted only to employees, subject to certain limitations described below. All other Awards may be granted to employees, including officers, as well as directors and consultants

The principal features of the 2017 Plan are summarized below. This summary is qualified in its entirety by reference to the text of the 2017 Plan, attached hereto as Appendix D. Capitalized terms used in this Proposal No. 3 are defined in the 2016 Plan unless otherwise indicated.

Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) five percent (5%) of the total number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares as may be determined by the Board.

Limitations on Incentive Stock Options. No more than One Hundred Fifty Thousand (150,000) Shares shall be issued pursuant to the exercise of ISOs.

Administration. This Plan will be administered by the Compensation Committee or by the Board acting as the Compensation Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Compensation Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Compensation Committee will have the authority to:

a.     Construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

b.     Prescribe, amend and rescind rules and regulations relating to this 2017 Plan or any Award;

c.     Select persons to receive Awards;

d.     Determine the form and terms and conditions, not inconsistent with the terms of the 2017 Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Compensation Committee will determine;

e.     Determine the number of Shares or other consideration subject to Awards;

f.     Determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

g.     Determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

h.     Grant waivers of Plan or Award conditions;

i.     Determine the vesting, exercisability and payment of Awards;

j.     Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

k.     Determine whether an Award has been earned;

l.     Determine the terms and conditions of any, and to institute any Exchange Program;

m.     Reduce or waive any criteria with respect to Performance Factors;

n.     Adjust Performance Factors to take into account changes in law and accounting or tax rules as the Compensation Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

o.     Adopt rules and/or procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

p.     Make all other determinations necessary or advisable for the administration of this Plan; and

q.     Delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

Restricted Stock Awards. Restricted stock Awards are granted pursuant to restricted stock Award agreements adopted by the Compensation Committee. A restricted stock Award is an offer by us to sell shares of our common stock subject to restrictions. The price, if any, of a restricted stock Award will be determined by our Compensation Committee. Restricted stock Awards may be granted in consideration for (a) cash, check, bank draft or money order, (b) past or future services rendered to us or our affiliates, or (c) any other form of legal consideration determined by our Compensation Committee. Shares of common stock acquired under a restricted stock Award may, but need not, be subject to a share repurchase option or forfeiture restriction in our favor in accordance with a vesting schedule to be determined by the plan Compensation Committee. Rights to acquire shares under a restricted stock Award may be transferred only upon such terms and conditions as set by the Compensation Committee. Except as otherwise provided in the applicable Award agreement, restricted stock Awards that have not vested will be forfeited or subject to repurchase upon the participant's cessation of continuous service for any reason.

Restricted Stock Unit Awards. RSUs are granted pursuant to restricted stock unit Award agreements adopted by the Compensation Committee. RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of the holder's services to us or the holder's failure to achieve certain performance conditions. If a RSU has not been forfeited, then on the date specified in the RSU agreement, we may deliver to the holder of the RSU whole shares of our common stock, which may be subject to additional restrictions, cash or a combination of our common stock and cash. Our Compensation Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the 2017 Plan participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Compensation Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation rights agreements adopted by the Compensation Committee. Stock appreciation rights provide for a payment, or payments, in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

Performance Awards. The 2017 Plan permits the grant of performance stock Awards and performance cash Awards that may qualify as performance-based compensation. Grants of performance Awards shall be made pursuant to an Award Agreement. The Compensation Committee will determine, and each Award Agreement shall set forth, the terms of each Award of performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the 2017 Plan participant’s termination on each performance Award. In establishing Performance Factors and the Performance Period the Compensation Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Compensation Committee shall determine the extent to which performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

Other Stock Awards. The Compensation Committee may grant other Awards based in whole or in part by reference to our common stock. The Compensation Committee will set the number of shares under the Award and all other terms and conditions of such Awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the class and maximum number of shares reserved under the 2017 Plan, (b) the class and maximum number of shares subject to options, stock appreciation rights and performance stock Awards that can be granted in a calendar year, (c) the class and maximum number of shares that may be issued upon exercise of incentive stock options and (d) the number of shares and exercise price or strike price, if applicable, of all outstanding stock Awards.

Corporate Transactions. In the event of a corporate transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all 2017 Plan participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to 2017 Plan participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the 2017 Plan participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the 2017 Plan participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a corporate transaction, then notwithstanding any other provision in this 2017 Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the corporate transaction and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a corporate transaction, the Compensation Committee will notify the 2017 Plan participant in writing or electronically that such Award will be exercisable for a period of time determined by the Compensation Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction.

Securities Laws and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the 2017 Plan, the Company will have no obligation to issue or deliver certificates for Shares under the 2017 Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Compensation Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

Compliance with Section 162(m) of the Code. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Compensation Committee shall include at least two (2) persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Compensation Committee) shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Compensation Committee) then serving on the Compensation Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Compensation Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Compensation Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

Internal Revenue Code Section 162(m) Performance-Based Compensation

If our stockholders approve our 2017 Plan, it will provide us with the potential benefit to take tax deductions associated with certain types of executive equity compensation. Awards granted under the 2017 Plan may be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

To enable compensation in connection with Awards granted under the 2017 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2017 Plan includes limitations on the number of shares that may be granted on an annual basis through individual Awards. Approval of this limitation is required to allow the Company to be eligible to receive income tax deductions under Section 162(m). Subject to the terms of the 2017 Plan, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 1,000,000 Shares.

The proposed performance criteria of the 2017 Plan are any one of, or combination of, the following: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) our stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) individual confidential business objectives; (26) contract Awards or backlog; (27) overhead or other expense reduction; (28) credit rating; (29) strategic plan development and implementation; (30) succession plan development and implementation; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) improvements in productivity; (36) bookings; (37) attainment of objective operating goals and employee metrics, (38) improvements in productivity, (39) bookings, and (40) attainment of objective operating goals and employee metrics. Our Compensation Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as our Compensation Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation: (1) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (2) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (3) a change in accounting standards required by generally accepted accounting principles.

A favorable vote for this proposal will allow us to continue to deduct certain executive compensation and provide us with potentially significant future tax benefits and associated cash flows.

We believe that the approval of the 2017 Plan and the ability to continue to grant equity Awards in a tax-efficient manner is important to our success. The Compensation Committee believes that equity Awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the company, and provide an effective means of recognizing employee contributions to our success. The Compensation Committee believes that equity Awards are a competitive necessity in the environment in which we operate, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help us meet our goals, as well as rewarding and encouraging current employees.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve of the establishment of the Company’s 2017 Equity Incentive Plan.

At the Annual Meeting a vote will be taken on a proposal to approve the MAM Software Group, Inc. 2017 Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC. 2017

EQUITY INCENTIVE PLAN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 4)

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our Named Executive Officers in accordance with the rules of the Securities and Exchange Commission. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company or the compensation committee or the Board of Directors; however, the Board of Directors, which are responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee and the Board of Directors will evaluate whether any actions are necessary to address these concerns.

RESOLVED, that the compensation paid to the Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, and in particular the “Executive Summary” portion of the Compensation Discussion and Analysis, the Corporation has established a compensation program that is designed to attract and retain key employees, and reward those employees for the short-term and long-term performance of the Corporation.

We encourage stockholders to review the information set forth above under “COMPENSATION COMMITTEE REPORT” and “EXECUTIVE COMPENSATION”, including the “Compensation Discussion and Analysis” and the tabular and narrative disclosure. As noted in the Compensation Discussion and Analysis:

●	Our goal is to attract, motivate, and retain key executives and to reward executives for value creation.
●

We have structured our compensation packages to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders.

●

This is not a mechanical process, and our Board of Directors has used its judgment and experience and works with our Compensation Committee to determine the appropriate mix of compensation for each individual.

Required Vote

Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal. The Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON THE FREQUENCY

OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal No. 5)

Under Section 14A of the Exchange Act, our stockholders are also allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the Board of Directors believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time. The Board of Directors believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company’s stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board of Directors is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company, the Compensation Committee, or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Compensation Committee and the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Effects of Advisory Vote

This vote is advisory and not binding on the Company, the Compensation Committee, or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Compensation Committee and our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal. The Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF [THREE] YEARS AS THE FREQUENCY FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review the Annual Report on Form 10-K mailed along with these proxy materials, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

October [_*_], 2016	By Order of the Board of Directors,

/s/ Michael G. Jamieson
MICHAEL G. JAMIESON
Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

MAM SOFTWARE GROUP, INC.

[_*_], 2016

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.	2. To approve a proposal to ratify the Board of Directors’ selection of KMJ CORBIN & COMPANY LLP as the Company’s independent auditors for the fiscal year ending June 30, 2017.
☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
1. Election of Directors ☐ FOR ALL NOMINEES ☐ Michael G. Jamieson ☐ Dwight B. Mamanteo ☐ Frederick G. Wasserman ☐ W. Austin Lewis IV ☐ Peter H. Kamin ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐   ABSTAIN

3. To approve of the MAM Software Group, Inc., 2017 Equity Incentive Plan.

☐   FOR THE PROPOSAL

☐   AGAINST THE PROPOSAL

☐   ABSTAIN

4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the Proxy Statement.

☐   FOR THE PROPOSAL

☐   AGAINST THE PROPOSAL

☐   ABSTAIN

5. To approve, on a non-binding, advisory basis, on whether a non-binding advisory vote to approve the compensation of our named executive officers should be held everyone one, two or three years.

☐   ONE YEAR

☐   TWO YEARS

☐   THREE YEARS

☐   ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check ☐
the box at right and indicate your new address in the
space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2017, FOR THE APPROVAL OF THE ESTABLISHMENT OF THE MAM SOFTWARE GROUP, INC. 2017 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE COMPENSATION TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND FOR THE APPROVAL OF THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS TO BE EVERY THREE YEARS.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON [_*_], 2016 AT 9:30 A.M. (EASTERN STANDARD TIME) AT THE OFFICES OF ROBINSON BROG LEINWAND GREENE GENOVESE & GLUCK P.C., 875 THIRD AVENUE., NEW YORK, NY 10022.

Signature of Stockholder ____________________ Date:  _____________   Signature of Stockholder _____________

Date:_________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

MAM SOFTWARE GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [_*_], 2016

Revoking all prior proxies, the undersigned, a stockholder of MAM SOFTWARE GROUP, INC. (the “Company”), hereby appoints Michael Jamieson and [__] or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on [_*_], 2016 at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 875 Third Avenue., New York, New York 10022, at 9:30 a.m. Eastern Standard Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

Appendix A

Audit Committee Charter

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements provided, that to the extent that the Board so determines and applicable laws, regulations and listing requirements permit (as, for instance, with regard to companies which are “Small Business Issuers” within the meaning of the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) , the membership of the Committee may consist of at least two directors or, if the membership of the Committee consists of at least three directors, one need not meet the aforesaid independence requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the applicable financial sophistication standard as defined by the requirements of the market or exchange on which the Company’s securities may from time to time be listed or qualified for trading. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside financial experts or similar consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

MAM Software Group, Inc. Audit Committee Responsibilities Calendar

RESPONSIBILITY		WHEN PERFORMED
Audit Committee Meetings
		Q1	Q2	Q3	Q4	As Needed
1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.	X	X	X	X	X

2.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X

3.	Complete an annual evaluation of the Committee’s performance.		X

4.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.	X

5.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years. Appoint or replace the independent auditor and approve					X

6.

the terms on which the independent auditor is engaged for the ensuing fiscal year. At least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal

X

7.

quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

					X	X

8.

Resolve any disagreements between management and the independent auditor about financial reporting. Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by

X

9.

the Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm’s non-audit services and related fees.

		X	X	X	X	X

10.	Review the responsibilities, functions and performance of the Company's internal audit department.			X

11.

Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

X

12.

Advise the Board about the Committee’s determination whether the Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

X

13.

Inquire of Finance management and the independent auditor about significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.

					X	X

14.

Review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

		X		X		X

15.	Consider and review with Finance management and the independent auditor:
	a. The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.	X
	b. The adequacy of the Company's internal controls including computerized information system controls and security.	X
	c. Any related significant findings and recommendations of the independent auditor and internal audit together with management's responses.					X

16.	Review with Finance management any significant changes to GAAP and/or MAP policies or standards.	X	X	X	X

17.	Review with Finance management and the independent auditor at the completion of the annual audit:
	a. The Company's annual financial statements and related footnotes.	X				X
	b. The independent auditor’s audit of the financial statements and its report thereon.	X				X
	c. Any significant changes required in the independent auditor’s audit plan.	X				X
	d. Any serious difficulties or disputes with management encountered during the course of the audit and management's response.	X				X
	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X

18.	Review with Finance management and the independent auditor at least annually the Company’s critical accounting policies.	X				X

19.

Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.

					X	X

20.	Consider and review with Finance management:
	a. Significant findings during the year and management’s responses.	X	X	X	X	X
	b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.	X	X	X	X	X
	c. Any changes required in planned scope of their audit plan.	X	X	X	X	X

21.	Participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.	X	X	X	X

22.	Review and discuss with Finance management and the independent auditor the Company's quarterly financial statements.	X	X	X	X

23.

Review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

		X	X	X	X

24.	In connection with each periodic report of the Company, review:
	a. Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	X	X	X	X
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X

25.	Monitor the appropriate standards adopted as a code of conduct for the Company.		X			X

26.

Review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

		X	X	X	X

27.

Develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.

			X			X

28.	Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	X	X	X	X

29.	Meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					X

30.

Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.

X

Appendix B

MAM Software Group, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, except as otherwise permitted under applicable laws, regulations and listing requirements, (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of any applicable MAM Software Group corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

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5. Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO's compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6. Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7. Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8. Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9. Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10. Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11. Regularly review and make recommendations about changes to the charter of the Committee.

12. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

B-2

Appendix C

MAM Software Group, Inc.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Role

The Corporate Governance and Nominating Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, provided, that if the Committee consists of at least three directors and applicable laws, regulations and listing requirements so permit, one of those directors need not meet independence requirements. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nominating Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of MAM Software Group, Inc.’s shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4. Assist in identifying, interviewing and recruiting candidates for the Board.

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5. Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

6. Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7. Develop and periodically review and recommend to the Board appropriate revisions to the Company's corporate governance policies.

8. Monitor compliance with the Company’s corporate governance policies.

9. Regularly review and make recommendations about changes to the charter of the Corporate Governance and Nominating Committee.

10. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

12. Assist the Chairman of the Board, if the Chairman is a non-management director, or otherwise the Chairman of the Committee acting as Lead Independent Director, in leading the Board’s annual review of the Chief Executive Officer's performance.

C-2

Appendix D

MAM SOFTWARE GROUP, INC.

2017 EQUITY INCENTIVE PLAN

1.     PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 31.

2.     SHARES SUBJECT TO THE PLAN.

2.1.     Number of Shares Available. Subject to Sections 2.4, 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 1,000,000 Shares.

2.2.     Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3.     Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.     Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) five percent (5%) of the total number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares as may be determined by the Board.

2.5.     Limitations. No more than One Hundred Fifty Thousand (150,000) Shares shall be issued pursuant to the exercise of ISOs.

2.6.     Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, tender offer, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.     ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.     ADMINISTRATION.

4.1.     Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

r.     Construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

s.     Prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

t.     Select persons to receive Awards;

u.     Determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

v.     Determine the number of Shares or other consideration subject to Awards;

w.     Determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

x.     Determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

y.     Grant waivers of Plan or Award conditions;

z.     Determine the vesting, exercisability and payment of Awards;

aa.     Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

bb.     Determine whether an Award has been earned;

cc.     Determine the terms and conditions of any, and to institute any Exchange Program;

dd.     Reduce or waive any criteria with respect to Performance Factors;

ee.     Adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

ff.     Adopt rules and/or procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

gg.     Make all other determinations necessary or advisable for the administration of this Plan; and

hh.     Delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2     Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3     Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two (2) persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Committee) shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (2) such “outside directors” (or a majority if more than two (2) then serve on the Committee) then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4     Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access)) that meets applicable legal requirements.

5.     OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1.     Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2.     Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.     Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder ”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.     Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.     Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option; and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the Record Date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.     Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

a.     If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

b.     If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

c.     If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

d.     If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7.     Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.     Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds Five Hundred Thousand Dollars ($500,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9.     Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10.     No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.     RESTRICTED STOCK AWARDS.

6.1.     Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2.     Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3.     Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4.     Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5.     Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.     STOCK BONUS AWARDS.

7.1.     Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award, except for any taxes required as outlined under Section 13.

7.2.     Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3.     Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4.     Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.     STOCK APPRECIATION RIGHTS.

8.1.     Awards of SARs. A SAR is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2.     Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3.     Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4.     Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5.     Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.     RESTRICTED STOCK UNITS.

9.1.     Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2.     Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3.     Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4.     Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.     PERFORMANCE AWARDS.

10.1.     Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2.     Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3.     Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

10.4.     Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.     PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

11.1.     By cancellation of indebtedness of the Company to the Participant;

11.2.     By surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

11.3.     By waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

11.4.     By consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

11.5.     By any combination of the foregoing; or

11.6.     By any other method of payment as is permitted by applicable law.

12.     GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1.     Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2.     Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3.     Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4.     Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.     WITHHOLDING TAXES.

13.1.     Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

13.2.     Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.     TRANSFERABILITY.

14.1.     Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

14.2.     Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.     PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1.     Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2.     Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.     CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.     ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.     REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.     NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.     CORPORATE TRANSACTIONS.

21.1.     Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2.     Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

21.3.     Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.     ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.     TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.     AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.     NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.     INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.     Deferrals.  To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Committee is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination with the Company, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

28.     Compliance with Section 409A.  Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

29.     Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company, the Parent, or a Subsidiary.

30.     Dissolution or Liquidation.    Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing continuous services to the Company; provided, however, that the Committee may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

31.     DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit, or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means (i) embezzlement or misappropriation of funds; (ii) conviction of, or entry of a plea of nolo contendre to, a felony involving moral turpitude; (iii) commission of material acts of dishonesty, fraud, or deceit; (iv) breach of any material provisions of any employment agreement; (v) habitual or willful neglect of duties; (vi) breach of fiduciary duty; or (vii) material violation of any other duty whether imposed by law or the Board.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means MAM Software Group, Inc., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means [_________].

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)

If such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)

If such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c)

In the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)	If none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“ISO” means any Incentive Stock Option within the meaning of the Code.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“NQSO” means any Nonqualified Stock Option within the meaning of the Code.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)	Profit Before Tax;

(b)	Billings;

(c)	Revenue;

(d)	Net revenue;

(e)	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(f)	Operating income;

(g)	Operating margin;

(h)	Operating profit;

(i)	Controllable operating profit, or net operating profit;

(j)	Net Profit;

(k)	Gross margin;

(l)	Operating expenses or operating expenses as a percentage of revenue;

(m)	Net income;

(n)	Earnings per share;

(o)	Total stockholder return;

(p)	Market share;

(q)	Return on assets or net assets;

(r)	The Company’s stock price;

(s)	Growth in stockholder value relative to a pre-determined index;

(t)	Return on equity;

(u)	Return on invested capital;

(v)	Cash Flow (including free cash flow or operating cash flows)

(w)	Cash conversion cycle;

(x)	Economic value added;

(y)	Individual confidential business objectives;

(z)	Contract awards or backlog;

(aa)	Overhead or other expense reduction;

(bb)	Credit rating;

(cc)	Strategic plan development and implementation;

(dd)	Succession plan development and implementation;

(ee)	Improvement in workforce diversity;

(ff)	Customer indicators;

(gg)	New product invention or innovation;

(hh)	Attainment of research and development milestones;

(ii)	Improvements in productivity;

(jj)	Bookings; and

(kk)	Attainment of objective operating goals and employee metrics; and

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.

“Performance Share” means a performance share bonus granted as a Performance Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this MAM Software Group, Inc. 2017 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).